                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE:  STREAM LOGIC CORPORATION              CASE NO.   97-32984 DM
                                                      -----------------

                                              CHAPTER 11
                                              MONTHLY OPERATING REPORT
                                              (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED               December 31, 1997
                       -------------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                            END OF             END OF        AS OF
                                                                           CURRENT              PRIOR       PETITION
2.    ASSET/LIABILITY SUMMARY                                               MONTH               MONTH        FILING
                                                                            -----               -----        ------
        Current Assets (Market Value)                                          $3,331,659    $3,626,438        $18,388,407 *
                                                                         -----------------  ------------- -----------------
        Total Assets (Market Value)                                            $8,316,879    $8,611,658        $22,312,581 *
                                                                         -----------------  ------------- -----------------
        Current Liabilities                                                      $441,700     $639,678                  $0
                                                                         -----------------  ------------- -----------------
        Total Liabilities                                                     $30,928,700    $30,976,678       $28,859,237
                                                                         -----------------  ------------- -----------------

                                                                                                            PETITION
                                                                           CURRENT              PRIOR       DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  MONTH               MONTH      MONTH END
        a.  Total Receipts                                                       $746,894     $697,453          $5,105,763
                                                                         -----------------  ------------- -----------------
        b.  Total Disbursements                                                  $863,985     $677,000          $4,313,788
                                                                         -----------------  ------------- -----------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          ($117,091)     $20,453            $791,975
                                                                         -----------------  ------------- -----------------
        d.  Cash Balance Beginning of Month                                    $1,186,173    $1,166,239
                                                                         -----------------  -------------
        e.  Cash Balance End of Month (c + d)                                  $1,069,082    $1,186,173
                                                                         =================  -------------

4.    POST-PETITION LIABILITIES & RECEIVABLES                            RECEIVABLES                      LIABILITIES
        Balance at End of Previous Month                                  $1,135,008                        $639,678
                                                                         -----------------                -----------------
        Balance at End of Current Month                                          $984,237                         $441,700
                                                                         -----------------                -----------------

5.    PAST DUE POST-PETITION LIABILITIES
        Balance at End of Previous Month (over 30 days)                       $0
                                                                         -----------------
        Balance at End of Current Month (over 30 days)                                 $0
                                                                         -----------------


                                                                                                     YES               NO

6.    Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)                     Unknown **
                                                                                                  ---------------  ------------
7.    Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including
      date of payment, amount of payment and name of payee)                                        x ***
                                                                                                  ---------------  ------------
8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for payment,
     and name of payee)    [Excludes salaries to officers]                                                             x
                                                                                                  ---------------  ------------
9.   Have any payments been made to professionals? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                                                   x
                                                                                                  ---------------  ------------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?                              x
                                                                                                  ---------------  ------------
11.  Is the estate insured for replacement cost of assets and for general liability?                 x
                                                                                                  ---------------  ------------
12.  Are U.S. Trustee quarterly fees current?                                                        x
                                                                                                  ---------------  ------------

I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.



Date: January 19, 1998                       /s/ George Oliva
      -----------------     ---------------------------------------------------
                            George Oliva   -   VP of Finance and Administration

* Valuation in Bankruptcy schedules based on historical book values as maintained by prior management.

** Post petition payroll related taxes paid currently. Federal, State and local prior period tax returns were not filed; related tax liabilities are unknown.

***      Approximately $20K in misc prepetition checks cleared post petition.

EFFECTIVE 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED December 31, 1987

                                 ($___________)

        ASSETS


                                                                             FROM SCHEDULES                MARKET VALUE
                                                                             --------------                ------------
            CURRENT ASSETS
    1           Cash and cash equivalents - unrestricted                                                          $1,069,082
                                                                                                       ----------------------
    2           Cash and cash equivalents - restricted                                                              $523,936
                                                                                                       ----------------------
    3           Accounts receivable (net)                                          A                                $984,237
                                                                                                       ----------------------
    4           Inventory (net)                                                    B                                $553,237
                                                                                                       ----------------------
    5           Prepaid expenses                                                                                    $116,167
                                                                                                       ----------------------
    6           Other:   Receivable (estimated net) from estate auction                                              $85,000
                                                                                                       ----------------------
    7                                                                                                                     $0
                                                                                                       ----------------------

    8               TOTAL CURRENT ASSETS                                                                          $3,331,659
                                                                                                       ----------------------


            PROPERTY AND EQUIPMENT (MARKET VALUE)
    9           Real property                                                      C                              $3,500,000
                                                                                                       ----------------------
   10           Machinery and equipment                                            D                                $125,000
                                                                                                       ----------------------
   11           Furniture and fixtures                                             D                                 $25,000
                                                                                                       ----------------------
   12           Office equipment                                                   D                                 $50,000
                                                                                                       ----------------------
   13           Leasehold improvements                                             D                                      $0
                                                                                                       ----------------------
   14           Vehicles                                                           D                                  $2,500
                                                                                                       ----------------------
   15           Other:                                                             D
                                                                                                       ----------------------
   16                                                                              D
                                                                                                       ----------------------
   17                                                                              D
                                                                                                       ----------------------
   18                                                                              D
                                                                                                       ----------------------
   19                                                                              D
                                                                                                       ----------------------

   20               TOTAL PROPERTY AND EQUIPMENT                                                                  $3,702,500
                                                                                                       ----------------------

            OTHER ASSETS
   21                    Concentric Stock 128,272 shares                                                          $1,282,720
                                                                                                       ----------------------
   22
                                                                                                       ----------------------
   23
                                                                                                       ----------------------
   24
                                                                                                       ----------------------

   25               TOTAL OTHER ASSETS                                                                            $1,282,720
                                                                                                       ----------------------

   26               TOTAL ASSETS                                                                                  $8,316,879
                                                                                                       ======================



NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

         Inventory valued at historical cost less a $270K reserve for excess quantity and/or obsolescence, Market Value of equipment based on management estimate pending outside appraisal/auctions. Accounts receivable are net of a substantial reserve due to managements experience with the collections.


EFFECTIVE 1/1/95

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                   ($________)



        LIABILITIES                                                             FROM SCHEDULES
        -----------                                                             --------------
            POST-PETITION

                CURRENT LIABILITIES
   27               Salaries and wages
                                                                                                         ----------------------
   28               Payroll taxes
                                                                                                         ----------------------
   29               Real and personal property taxes                                                            unknown
                                                                                                         ----------------------
   30               Income taxes                                                                                unknown
                                                                                                         ----------------------
   31               Notes payable (short term)
                                                                                                         ----------------------
   32               Accounts payable (trade)                                          A                                $50,000
                                                                                                         ----------------------
   33               Real property lease arrearage
                                                                                                         ----------------------
   34               Personal property lease arrearage                                                                  $95,000
                                                                                                         ----------------------
   35               Accrued professional fees         (estimated amount )                                             $250,000
                                                                                                         ----------------------
   36               Current portion of long-term debt (due within 12 months)                                                $0
                                                                                                         ----------------------
   37               Other:             Warranty Post Petition                                                          $46,700
                                                                                                         ----------------------
   38
                                                                                                         ----------------------
   39
                                                                                                         ----------------------

   40               TOTAL CURRENT LIABILITIES                                                                         $441,700
                                                                                                         ----------------------

   41           LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                         ----------------------

   42               TOTAL POST-PETITION LIABILITIES                                                                   $441,700
                                                                                                         ----------------------

            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   43               Secured claims (excludes equipment lessors claims)                E                               $252,000
                                                                                                         ----------------------
   44               Priority unsecured claims (includes priority tax claims)          E                               $235,000
                                                                                                         ----------------------
   45               General unsecured claims                                          E                            $30,000,000
                                                                                                         ----------------------

   46               TOTAL PRE-PETITION LIABILITIES                                                                 $30,487,000
                                                                                                         ----------------------

   47               TOTAL LIABILITIES                                                                              $30,928,700
                                                                                                         ----------------------

        EQUITY (DEFICIT)

   48
                                                                                                         ----------------------
   49
                                                                                                         ----------------------
   50
                                                                                                         ----------------------
   51
                                                                                                         ----------------------
   52           Market value adjustment                                                                           ($22,611,821)
                                                                                                         ----------------------
   53               TOTAL EQUITY (DEFICIT)                                                                        ($22,611,821)
                                                                                                         ----------------------


   54               TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                          $8,316,879
                                                                                                         ======================


EFFECTIVE 1/1/95

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                  ($_________)

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE



                                                           ACCOUNTS         ACCOUNTS PAYABLE               PAST DUE
Receivables and Payables Ageings                          RECEIVABLE         [POST PETITION]          POST PETITION DEBT
                                                          ----------         ---------------          ------------------
    0 -30 Days                                                 $435,675                $50,000
                                                       -----------------   --------------------
    31-60 Days                                                 $477,444                     $0
                                                       -----------------   --------------------
    61-90 Days                                                 $294,269                                                 $0
                                                       -----------------   --------------------      ----------------------
    91+ Days                                                    $27,848
                                                       -----------------   --------------------
    Total accounts receivable/payable                        $1,235,236                $50,000
                                                       -----------------   ====================
    Allowance for doubtful accounts                            $250,999
                                                       -----------------
    Accounts receivable (net)                                  $984,237
                                                       =================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                               COST OF GOODS SOLD
----------------------------------                               ------------------

                                            INVENTORY(IES)       Inventory Beginning of Month                          $939,435
                                              BALANCE AT                                                  ----------------------
                                             END OF MONTH        Add -
Retail/Restaurants -                                                     Net purchases                                 $209,000
                                                                                                          ----------------------
    Product for resale                                                   Direct labor                                    $8,000
                                         ---------------------                                            ----------------------
                                                                         Manufacturing overhead                         $25,000
                                                                                                          ----------------------
Distribution -                                                           Freight in                                          $0
                                                                                                          ----------------------
    Product for resale                                                   Other:
                                         ---------------------
                                                                         -----------------------          ----------------------

                                                                         -----------------------          ----------------------

Manufacturer -

    Raw materials                                    $396,000
                                         ---------------------
    Work-in-progress                                 $232,000    Less -
                                         ---------------------
    Finished goods                                   $196,000            Inventory End of Month                        $824,000
                                         ---------------------                                            ----------------------
                                                                         Shrinkage / writedowns                              $0
                                                                                                          ----------------------
Other -                                             ($270,763)           Personal Use
                                         ---------------------                                            ----------------------
    Explain      Provision for Excess
                 and/or obsolete                                 Cost of Goods Sold                                    $357,435
                                                                                                          ======================

        TOTAL                                        $553,237
                                         =====================


        METHOD OF INVENTORY CONTROL                                           INVENTORY VALUATION METHODS

        Do you have a functioning perpetual inventory system?                 Indicate by a checkmark method of
                                Yes             No x                          inventory valuation used.
                                    ---            ---
        How often do you take a complete physical inventory?                  Valuation methods -
                                                                                      FIFO cost                       x
                                                                                                             --------------------
            Weekly                                                                    LIFO cost
                                    ---                                                                      --------------------
            Monthly                                                                   Lower of cost or
                                    ---                                                   market             --------------------
            Quarterly
                                    ---                                               Retail method          --------------------
            Semi-annually           x
                                    ---
            Annually
                                    ---
                                                                                      Other -
                                                                                                             --------------------
        Date of last physical inventory was      31-Dec-97                     Explain
                                                 ------------

        Date of next physical inventory is        unknown
                                                 ------------


EFFECTIVE 1/1/95

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                     COST                   MARKET VALUE
                                                                ----                   ------------
    Land, Building and Improvements                               $7,560,000                  $3,500,000
                                                         --------------------      ----------------------

    TOTAL                                                         $7,560,000                  $3,500,000
                                                         ====================      ======================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                     COST                   MARKET VALUE
MACHINERY & EQUIPMENT -
    Manufacturing Equipment                                       $9,016,000                    $100,000
                                                         --------------------      ----------------------
    Tooling                                                       $2,248,000                          $0
                                                         --------------------      ----------------------
    Leased Equipment                                                $884,000                     $25,000
                                                         --------------------      ----------------------

                                                         --------------------      ----------------------
    TOTAL                                                        $12,148,000                    $125,000
                                                         ====================      ======================

FURNITURE & FIXTURES -
    Miscellaneous items                                             $789,000                     $25,000
                                                         --------------------      ----------------------

                                                         --------------------      ----------------------

                                                         --------------------      ----------------------

                                                         --------------------      ----------------------
    TOTAL                                                           $789,000                     $25,000
                                                         ====================      ======================

OFFICE EQUIPMENT -
    Equipment                                                        $39,000                          $0
                                                         --------------------      ----------------------
    Software                                                        $422,000                          $0
                                                         --------------------      ----------------------
    Computer Hardware                                             $5,889,000                     $50,000
                                                         --------------------      ----------------------
    TOTAL                                                         $6,350,000                     $50,000
                                                         ====================      ======================

LEASEHOLD IMPROVEMENTS -
                                                                          $0                          $0
                                                         --------------------      ----------------------

                                                         --------------------      ----------------------

                                                         --------------------      ----------------------

                                                         --------------------      ----------------------
    TOTAL                                                                 $0                          $0
                                                         ====================      ======================

VEHICLES -
    1988 Chevrolet Van                                               $15,000                      $2,500
                                                         --------------------      ----------------------

                                                         --------------------      ----------------------

                                                         --------------------      ----------------------

                                                         --------------------      ----------------------
    TOTAL                                                            $15,000                      $2,500
                                                         ====================      ======================

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES
                                                              CLAIMED                      ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT                     AMOUNT (B)
    Secured claims  (a)                                             $670,000                    $252,000
                                                         --------------------      ----------------------
    Priority claims other than taxes                                $150,000                     $35,000
                                                         --------------------      ----------------------
    Priority tax claims                                           $1,050,000                    $200,000
                                                         --------------------      ----------------------
    General unsecured claims                                     $40,000,000                 $30,000,000
                                                         --------------------      ----------------------


(a)      List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                           RENTAL INCOME INFORMATION

                   Not Applicable to General Business Cases.

EFFECTIVE 1/1/95

                            STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 12/31/97
                                   $_________


                CURRENT MONTH                                                                     CUMULATIVE          NEXT MONTH
   ACTUAL         FORECAST     VARIANCE                                                          (CASE TO DATE)        FORECAST
   ------         --------     --------                                                          --------------        --------
                                                      REVENUES
  $502,000        $485,000      $17,000      1      Gross Sales                                    $4,672,650          $250,000
        $0              $0           $0      2      less: Sales Returns & Allowances                ($160,000)               $0
  $502,000        $485,000      $17,000      3      Net Sales                                      $4,512,650          $250,000
  $357,435        $346,775      $10,660      4      less: Cost of Goods Sold (Schedule 'B')        $3,344,317          $165,000
  $144,565        $138,225       $6,340      5      Gross Profit                                   $1,168,333           $85,000
                                     $0      6      Interest
                                             7      Other Income:
                                     $0      8
                                     $0      9

  $144,565        $138,225       $6,340     10           TOTAL REVENUES                            $1,168,333           $85,000


                                                       EXPENSES
   $32,308         $32,308           $0     11      Compensation to Owner(s)/Officer(s)              $256,611           $40,385
  $170,470        $146,224     ($24,246)    12      Salaries/Commissions                           $1,073,471          $196,224
                                     $0     13      Management Fees
    $5,000          $5,000           $0     14      Depreciation                                     $110,000            $5,000
                                     $0     15      Taxes:
   $10,222         $12,000       $1,778     16           Employer Payroll Taxes                       $82,948           $13,000
                                     $0     17           Real Property Taxes
                                     $0     18           Other Taxes
   $25,000         $25,000           $0     19      Other Selling                                     $25,000           $25,000
  $133,000        $125,000      ($8,000)    20      Other Administrative                             $801,353          $150,000
        $0              $0           $0     21      Interest                                               $0                $0
                                            22      Other Expenses:
                                            23                Misc
                                     $0     24
                                     $0     25
                                     $0     26
                                     $0     27
                                     $0     28
                                     $0     29
                                     $0     30

  $376,000        $345,532     ($30,468)    31           TOTAL EXPENSES                            $2,349,383          $429,609

 ($231,435)      ($207,307)    ($24,128)    32 SUBTOTAL                                           ($1,181,050)        ($344,609)

                                               REORGANIZATION ITEMS
        $0              $0           $0     33      Professional Fees                                      $0                $0
                                     $0     34      Provisions for Rejected Executory Contracts
                                                    Interest Earned on Accumulated Cash
    $3,453          $3,450          ($3)    35           Resulting from Chp 11 Case                    $9,120            $4,011
                                     $0     36      Gain or (Loss) from Sale of Equipment
                                     $0     37
                                     $0     38

   ($3,453)        ($3,450)          $3     39           TOTAL REORGANIZATION ITEMS                   ($9,120)          ($4,011)

 ($227,982)      ($203,857)    ($24,125)    40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($1,171,930)        ($340,598)
                                     $0     41      Federal & State Income Taxes

 ($227,982)      ($203,857)    ($24,125)    42 NET PROFIT (LOSS)                                  ($1,171,930)        ($340,598)



EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Line 12 Salaries/Commissions Commissions paid were higher than anticipated. Commissions are difficult to forecast because they are paid on collections vs shipments.

Line 20 Professional Fees Professional fees not reflected in Statement of Operations.


EFFECTIVE 1/1/95

                 SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS    Effective 1/1/95
                             (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED December 31, 1997



CASH BALANCE BEGINNING OF MONTH                                                       $1,186,173
                                                                            ---------------------

CASH RECEIPTS  (1)                                                                      $746,894
                                                                            ---------------------

CASH DISBURSEMENTS  (1)                                                                 $863,985
                                                                            ---------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                     ($117,091)
                                                                            ---------------------

CASH BALANCE END OF MONTH                                                             $1,069,082
                                                                            =====================


RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                   ACCOUNT 1                 ACCOUNT 2                ACCOUNT 3               ACCOUNT 4
                                   ---------                 ---------                ---------               ---------
BANK                       Wells Fargo                  Bank of America          Bank of America          Bank of America
                           --------------------------   ---------------------    ---------------------    -------------------
ACCOUNT TYPE               Checking                     Investment #1            Investment #2            Checking
                           --------------------------   ---------------------    ---------------------    -------------------

                           --------------------------   ---------------------    ---------------------    -------------------
ACCOUNT NO.                4091-390302                  15810-21069              15810-21073              15814-14194
                           --------------------------   ---------------------    ---------------------    -------------------
ACCOUNT PURPOSE            Main operating               Estate Proceeds (2)      Estate Proceeds (2)      operating account
                           --------------------------   ---------------------    ---------------------    -------------------

BALANCE, END OF MONTH                        $97,000                $780,128                 $136,511                $55,443
                           --------------------------   ---------------------    ---------------------    -------------------

TOTAL FUNDS ON HAND FOR
 ALL ACCOUNTS                             $1,069,082
                           ==========================

(1)      Excluding bank transfers between your accounts.

(2) INCLUDES PROCEEDS FROM SALE OF ASSETS. INVESTMENT ACCT #1 FOR FARRINGTON LTD AND INVESTMENT ACCT #2 FOR PTG INVENTORY SALE.


EFFECTIVE 1/1/95